                                                                   Exhibit 10.9
                                   GUARANTY
                                   --------

     To induce FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank") to make or extend loans, or issue letters of credit for the account of C.H. ROBINSON COMPANY, a Minnesota corporation (the "Debtor"), C.H. ROBINSON, INC., a Minnesota corporation (the "Guarantor") does hereby guarantee full and prompt payment to the Bank at maturity (including accelerated or extended maturity) of all indebtedness, obligations and liabilities of said Debtor to the Bank, now existing or hereafter created or arising, whether direct, indirect, absolute, contingent, joint or several, howsoever owned, held or acquired by the Bank, whether by discount, direct loan, overdraft, purchase, in connection with issuance of letters of credit or creation of bankers' acceptances or otherwise) (all of said indebtedness, liabilities and obligations are hereinafter called "Indebtedness"). The Guarantor further agrees to pay all expenses, including legal expenses, court costs and attorneys' fees paid or incurred by the Bank in endeavoring to collect such Indebtedness or any part thereof or in enforcing this Guaranty, whether or not a lawsuit is commenced.

     This is a continuing, absolute and unconditional Guaranty and shall continue in force with respect to all Indebtedness of the Debtor until revoked in writing as hereinafter provided. The Guarantor may, by serving written notice to that effect upon the Bank, discontinue its liability, but only as to Indebtedness arising or created after the service of such notice. The liability of the Guarantor hereunder is absolute and unconditional and is not conditioned or contingent upon any other party signing this Guaranty or the obtaining of any security upon any of its said Indebtedness or the obtaining of any other party upon any said Indebtedness or any other matter.

A.   Warranties and Representations of the Guarantor.
     -----------------------------------------------

     The Guarantor hereby warrants and represents to the Bank as follows:

     1. The Guarantor is the parent corporation of the Debtor and has a direct and substantial economic interest in the Debtor and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting in the creation of Indebtedness. This Guaranty is given for a corporate purpose.

     2. The Guarantor has full power and authority to enter into and perform its obligations under this Guaranty.

     3. The execution, delivery and performance by the Guarantor of this Guaranty have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any governmental agency or authority or any approval or consent of any other person or entity (including, without limitation, any stockholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Guarantor's Articles of Incorporation or By-laws, any agreement binding on or applicable to the Guarantor or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Guarantor of any of its property.

     4. This Guaranty is the legal, valid and binding obligation of the Guarantor and is enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles.

     The liability of the Guarantor hereunder shall, in no way, be affected or impaired by (and the Bank is hereby expressly authorized to make from time to time, without notice to anyone) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any said Indebtedness or any contract evidencing the same or any part thereof, or of any security therefor. The liability of the Guarantor hereunder shall, in no way, be affected or impaired by the acceptance by the Bank of any security for or additional parties upon or other guarantors upon any of said Indebtedness, or by any failure, neglect, or omission on the part of the Bank to realize upon or protect any of said Indebtedness or any security therefor or to exercise any remedies that it may have, or any lien upon or right of appropriation of any moneys, credits or property of said Debtor possessed by the Bank toward the liquidation of Indebtedness. No act of commission or omission of any kind or at any time upon the part of the Bank in respect to any matters whatsoever shall in any way affect or impair this Guaranty. The Bank shall be under no obligation at any time to resort for payment to the Debtor or other persons or corporations, or to resort to any security, property, liens, or other rights or remedies whatsoever.

     The Guarantor hereby expressly waives the making of a demand, or absence of demand, for payment of the Indebtedness; all diligence in collection or protection of any of the Indebtedness or security therefor; all protests and notices of every kind and character as to anyone, including the Guarantor, of default, dishonor and nonpayment of, and of the creation and existence of, any and all of said Indebtedness or any contract evidencing the same or any part thereof; any notice of any kind whatsoever of any security and collateral and of the disposition of any such collateral and any right to object to the commercial reasonableness of the disposition of any such collateral; and of the acceptance of this Guaranty and of any and all extensions of credit and indulgences hereunder.

     Notwithstanding any modification, discharge or extension of the Indebtedness or any amendment, modification, stay or cure of the Bank's rights under the Indebtedness or any mortgage or other collateral securing repayment of the Indebtedness which may incur in any case or proceeding under Title 11 of the United States Code concerning the Debtor, whether permanent or temporary, and whether assented to by the Bank, the Guarantor hereby agrees that it is obligated hereunder to pay the Indebtedness and discharge its other obligations in accordance with the terms of this Guaranty. In addition, the Guarantor's obligation hereunder shall survive the foreclosure by advertisement of any mortgage securing payment of any Indebtedness and the expiration of any applicable redemption period.

     The Guarantor further understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy, or reorganization case or related proceeding of the Debtor.

     This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to and may be enforced by the Bank, its successors and assigns, and also by any person to whom all or any part of said Indebtedness may be sold or transferred, PROVIDED, HOWEVER, that in the event such sale or transfer covers only a part of the Indebtedness hereby guaranteed, the Bank shall have the right to enforce this Guaranty as to the remainder of the Indebtedness retained and owned by it. The Guarantor shall have no rights, claims, or causes of action against the Debtor as a result of its execution of this Guaranty (whether by subrogation or otherwise) unless and until all of the Indebtedness has been paid in full.

     This Guaranty shall be construed according to the laws of the State of Minnesota. The Guarantor hereby consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Guaranty, waives any argument that venue in such forums is not convenient and agrees that any litigation instigated by the Guarantor against the Bank in connection herewith shall be venued in either the District Courts of Hennepin County, Minnesota, or the United States District Court for the District of Minnesota, Third Division.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered to the Bank by its duly authorized officer(s) as of the 30th day of November, 1992.

                                    C.H. ROBINSON, INC.,
                                    a Minnesota corporation


                                    By /s/ Dale S. Hanson
                                      ---------------------------------------
                                    Its: CFO, Vice President and Treasurer

                                ACKNOWLEDGEMENT
                                ---------------


STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF HENNEPIN  )


     The foregoing Guaranty was acknowledged before me this 30th day of November, 1992, by Dale S. Hanson as CFO, Vice President and Treasurer of C.H. Robinson, Inc., a Minnesota corporation, on behalf of said corporation.


[SEAL]                                /S/ LeAnn L. Peterson
                                    ------------------------------
                                    Notary Public